Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

In re Patriot Coal Corporation
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	31-Jul-12

	Federal Tax I.D. #	20-5622045

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Legal Entities and Notes to MOR		x
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Account Information	MOR-1a	x
Copies of bank statements			x
Cash disbursements journals			x
Statements of Operations (Income Statement)	MOR-2	x
Balance Sheets	MOR-3	x
Status of Post-Petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-Petition Debts	MOR-4		x
Listing of Aged Accounts Payable			x
Accounts Receivable Reconciliation and Aging	MOR-5		x
Taxes Reconciliation and Aging	MOR-5		x
Schedule of Payments to Professionals	MOR-6	x
Post Petition Secured Notes Adequate Protection Payments	MOR-6		x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ MARK N. SCHROEDER	August 30, 2012
Signature of Authorized Individual*	Date

Mark N. Schroeder
Printed Name of Authorized Individual

Senior Vice President and Chief Financial Officer
Title

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	31-Jul-12

	Federal Tax I.D. #	20-5622045

Listing of Debtor Entities and Notes to the Monthly Operating Report

GENERAL:
The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Patriot Beaver Dam Holdings, LLC	12-12898
PCX Enterprises, Inc.	12-12899
Patriot Coal Corporation	12-12900
Affinity Mining Company	12-12902
Apogee Coal Company, LLC	12-12903
Appalachia Mine Services, LLC	12-12904
Beaver Dam Coal Company, LLC	12-12905
Big Eagle, LLC	12-12906
Big Eagle Rail, LLC	12-12907
Black Stallion Coal Company, LLC	12-12908
Black Walnut Coal Company	12-12909
Bluegrass Mine Services, LLC	12-12910
Brook Trout Coal, LLC	12-12911
Catenary Coal Company, LLC	12-12913
Central States Coal Reserves of Kentucky, LLC	12-12914
Charles Coal Company, LLC	12-12916
Cleaton Coal Company	12-12917
Coal Clean LLC	12-12918
Coal Properties, LLC	12-12919
Coal Reserve Holding Limited Liability Company No.2	12-12920
Colony Bay Coal Company	12-12921
Cook Mountain Coal Company, LLC	12-12922
Corydon Resources LLC	12-12923
Coventry Mining Services, LLC	12-12924
Coyote Coal Company LLC	12-12925
Cub Branch Coal Company LLC	12-12926
Dakota LLC	12-12927
Day LLC	12-12928
Dixon Mining Company, LLC	12-12929
Dodge Hill Holding JV, LLC	12-12930
Dodge Hill Mining Company, LLC	12-12931
Dodge Hill of Kentucky, LLC	12-12932
EACC Camps, Inc.	12-12933
Eastern Associated Coal, LLC	12-12934
Eastern Coal Company, LLC	12-12935
Eastern Royalty, LLC	12-12936
Emerald Processing, L.L.C.	12-12937
Gateway Eagle Coal Company, LLC	12-12938
Grand Eagle Mining, LLC	12-12939
Heritage Coal Company LLC	12-12940
Highland Mining Company, LLC	12-12941
Hillside Mining Company	12-12942
Hobet Mining, LLC	12-12943
Indian Hill Company LLC	12-12944
Infinity Coal Sales, LLC	12-12945
Interior Holdings, LLC	12-12946
IO Coal LLC	12-12947
Jarrell's Branch Coal Company	12-12948
Jupiter Holdings LLC	12-12949
Kanawha Eagle Coal, LLC	12-12950
Kanawha River Ventures I, LLC	12-12951
Kanawha River Ventures II, LLC	12-12952
Kanawha River Ventures III, LLC	12-12953

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	31-Jul-12

	Federal Tax I.D. #	20-5622045

Listing of Debtor Entities and Notes to the Monthly Operating Report

KE Ventures, LLC	12-12954
Little Creek LLC	12-12955
Logan Fork Coal Company	12-12956
Magnum Coal Company LLC	12-12957
Magnum Coal Sales LLC	12-12958
Martinka Coal Company, LLC	12-12959
Midland Trail Energy LLC	12-12960
Midwest Coal Resources II, LLC	12-12961
Mountain View Coal Company, LLC	12-12962
New Trout Coal Holdings II, LLC	12-12963
Newtown Energy, Inc.	12-12964
North Page Coal Corp.	12-12965
Ohio County Coal Company, LLC	12-12966
Panther LLC	12-12967
Patriot Coal Company, L.P.	12-12968
Patriot Coal Sales LLC	12-12969
Patriot Coal Services LLC	12-12970
Patriot Leasing Company LLC	12-12971
Patriot Midwest Holdings, LLC	12-12972
Patriot Reserve Holdings, LLC	12-12973
Patriot Trading LLC	12-12974
Pine Ridge Coal Company, LLC	12-12975
Pond Creek Land Resources, LLC	12-12976
Pond Fork Processing LLC	12-12977
Remington Holdings LLC	12-12978
Remington II LLC	12-12979
Remington LLC	12-12980
Rivers Edge Mining, Inc.	12-12981
Robin Land Company, LLC	12-12982
Sentry Mining, LLC	12-12983
Snowberry Land Company	12-12984
Speed Mining LLC	12-12985
Sterling Smokeless Coal Company, LLC	12-12986
TC Sales Company, LLC	12-12987
The Presidents Energy Company LLC	12-12988
Thunderhill Coal LLC	12-12989
Trout Coal Holdings, LLC	12-12990
Union County Coal Co., LLC	12-12991
Viper LLC	12-12992
Weatherby Processing LLC	12-12993
Wildcat Energy LLC	12-12994
Wildcat, LLC	12-12995
Will Scarlet Properties LLC	12-12996
Winchester LLC	12-12997
Winifrede Dock Limited Liability Company	12-12998
Yankeetown Dock, LLC	12-12999

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	31-Jul-12

	Federal Tax I.D. #	20-5622045

Listing of Debtor Entities and Notes to the Monthly Operating Report

Notes to the MOR:

On July 9, 2012 (the “Petition Date”), Patriot Coal Corporation, as a stand-alone entity, and substantially all of its wholly-owned subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors' Chapter 11 Cases are being jointly administered under the caption “In re: Patriot Coal Corporation, et al. (Case No. 12-12900).”  Our joint ventures and certain of our other subsidiaries (the "Non-Debtors") were not included in the filing.

This Monthly Operating Report ("MOR") has been prepared on a consolidated basis for the Debtors.  The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Bankruptcy Court and is in a format acceptable to the United States Trustee for the Southern District of New York (the “U.S. Trustee”).  As discussed below, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all of the information and footnotes required by U.S. GAAP.   Therefore, there can be no assurance that the condensed consolidated financial information presented herein is complete and readers are strongly cautioned not to place undue reliance on this MOR.

The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this report includes primarily normal recurring adjustments, but not all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with U.S. GAAP.  Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with U.S. GAAP.  Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.

For the reasons discussed above, the Debtors caution readers not to place undue reliance upon information contained in this MOR.  For further information, refer to the consolidated financial statements and footnotes included in Patriot Coal Corporation's Annual Report on Form 10-K/A (Amendment No. 2) for the year ended December 31, 2011 and the Form 10-Q for the quarter ended June 30, 2012, as filed with the Securities and Exchange Commission.

No assurance can be given as to the value, if any, that may be ascribed to the Debtors’ various pre-petition liabilities and other securities.  Accordingly, the Debtors urge that caution be exercised with respect to existing and future investments in any of these securities or claims against the Debtors.

Additional information about the Chapter 11 Cases, court filings and claims information is available on the internet at www.patriotcaseinfo.com.

Notes to MOR-4 and MOR-5:

For status of post-petition tax payments, see disclosures as noted on MOR-4.  Due to the level of detailed records, (i) copies of IRS Form 6123 or payment receipts; (ii) copies of tax returns filed during the reporting period and (iii) a taxes reconciliation and aging schedule will be made available upon request.

Additionally, the Debtors believe that the information as disclosed in MOR-3 appropriately summarizes the ending accounts receivable and accounts payable balances of the Debtors. Due to the volume of transactions related to customer billings and vendor payments, the following items will be made available upon request:  (i) summary of unpaid post-petition debts; (ii) listing of aged accounts payable; and (iii) accounts receivable reconciliation and aging.

Notes to MOR-6:

The post-petition secured notes adequate protection payments schedule is not applicable as there were no such payments in July 2012.

In re Patriot Coal Corporation	Form No.	MOR-1
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	31-Jul-12

	Federal Tax I.D. #	20-5622045

Schedule of Cash Receipts and Disbursements
(Amounts in thousands)

Debtor	Case Number	Cash Receipts	Cash Disbursements
Patriot Beaver Dam Holdings, LLC	12-12898	$-	$-
PCX Enterprises, Inc.	12-12899	-	-
Patriot Coal Corporation	12-12900	100,923	18,935
Affinity Mining Company	12-12902	-	-
Apogee Coal Company, LLC	12-12903	-	6,157
Appalachia Mine Services, LLC	12-12904	-	531
Beaver Dam Coal Company, LLC	12-12905	-	-
Big Eagle, LLC	12-12906	-	-
Big Eagle Rail, LLC	12-12907	-	2
Black Stallion Coal Company, LLC	12-12908	-	504
Black Walnut Coal Company	12-12909	-	-
Bluegrass Mine Services, LLC	12-12910	-	109
Brook Trout Coal, LLC	12-12911	-	-
Catenary Coal Company, LLC	12-12913	-	1,130
Central States Coal Reserves of Kentucky, LLC	12-12914	-	4
Charles Coal Company, LLC	12-12916	-	-
Cleaton Coal Company	12-12917	-	-
Coal Clean LLC	12-12918	-	346
Coal Properties, LLC	12-12919	-	-
Coal Reserve Holding Limited Liability Company No.2	12-12920	-	-
Colony Bay Coal Company	12-12921	-	-
Cook Mountain Coal Company, LLC	12-12922	-	-
Corydon Resources LLC	12-12923	-	-
Coventry Mining Services, LLC	12-12924	-	-
Coyote Coal Company LLC	12-12925	-	1,226
Cub Branch Coal Company LLC	12-12926	-	-
Dakota LLC	12-12927	-	-
Day LLC	12-12928	-	-
Dixon Mining Company, LLC	12-12929	-	-
Dodge Hill Holding JV, LLC	12-12930	-	-
Dodge Hill Mining Company, LLC	12-12931	-	1,507
Dodge Hill of Kentucky, LLC	12-12932	-	-
EACC Camps, Inc.	12-12933	-	-
Eastern Associated Coal, LLC	12-12934	-	7,880
Eastern Coal Company, LLC	12-12935	-	-
Eastern Royalty, LLC	12-12936	-	-
Emerald Processing, L.L.C.	12-12937	-	128
Gateway Eagle Coal Company, LLC	12-12938	-	1,065
Grand Eagle Mining, LLC	12-12939	-	926
Heritage Coal Company LLC	12-12940	-	1,397
Highland Mining Company, LLC	12-12941	-	3,250
Hillside Mining Company	12-12942	-	79
Hobet Mining, LLC	12-12943	-	3,841
Indian Hill Company LLC	12-12944	-	-
Infinity Coal Sales, LLC	12-12945	-	-
Interior Holdings, LLC	12-12946	-	-
IO Coal LLC	12-12947	-	-
Jarrell's Branch Coal Company	12-12948	-	16
Jupiter Holdings LLC	12-12949	-	211
Kanawha Eagle Coal, LLC	12-12950	-	1,787
Kanawha River Ventures I, LLC	12-12951	-	-
Kanawha River Ventures II, LLC	12-12952	-	-
Kanawha River Ventures III, LLC	12-12953	-	2
KE Ventures, LLC	12-12954	-	-
Little Creek LLC	12-12955	-	46

In re Patriot Coal Corporation	Form No.	MOR-1
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	31-Jul-12

	Federal Tax I.D. #	20-5622045

Schedule of Cash Receipts and Disbursements
(Amounts in thousands)

Debtor	Case Number	Cash Receipts	Cash Disbursements
Logan Fork Coal Company	12-12956	-	-
Magnum Coal Company LLC	12-12957	-	395
Magnum Coal Sales LLC	12-12958	-	-
Martinka Coal Company, LLC	12-12959	-	4
Midland Trail Energy LLC	12-12960	-	1,447
Midwest Coal Resources II, LLC	12-12961	-	-
Mountain View Coal Company, LLC	12-12962	-	-
New Trout Coal Holdings II, LLC	12-12963	-	-
Newtown Energy, Inc.	12-12964	-	1,305
North Page Coal Corp.	12-12965	-	-
Ohio County Coal Company, LLC	12-12966	-	164
Panther LLC	12-12967	-	1,415
Patriot Coal Company, L.P.	12-12968	-	182
Patriot Coal Sales LLC	12-12969	-	8,911
Patriot Coal Services LLC	12-12970	-	3,293
Patriot Leasing Company LLC	12-12971	-	2,228
Patriot Midwest Holdings, LLC	12-12972	-	-
Patriot Reserve Holdings, LLC	12-12973	-	19
Patriot Trading LLC	12-12974	-	-
Pine Ridge Coal Company, LLC	12-12975	-	130
Pond Creek Land Resources, LLC	12-12976	-	-
Pond Fork Processing LLC	12-12977	-	-
Remington Holdings LLC	12-12978	-	-
Remington II LLC	12-12979	-	-
Remington LLC	12-12980	-	1,678
Rivers Edge Mining, Inc.	12-12981	-	15
Robin Land Company, LLC	12-12982	-	54
Sentry Mining, LLC	12-12983	-	-
Snowberry Land Company	12-12984	-	-
Speed Mining LLC	12-12985	-	2,841
Sterling Smokeless Coal Company, LLC	12-12986	-	-
TC Sales Company, LLC	12-12987	-	-
The Presidents Energy Company LLC	12-12988	-	-
Thunderhill Coal LLC	12-12989	-	-
Trout Coal Holdings, LLC	12-12990	-	-
Union County Coal Co., LLC	12-12991	-	-
Viper LLC	12-12992	-	-
Weatherby Processing LLC	12-12993	-	-
Wildcat Energy LLC	12-12994	-	492
Wildcat, LLC	12-12995	-	-
Will Scarlet Properties LLC	12-12996	-	14
Winchester LLC	12-12997	-	-
Winifrede Dock Limited Liability Company	12-12998	-	3
Yankeetown Dock, LLC	12-12999	-	-

Notes to MOR-1:

Cash receipts and disbursements are for the period July 10, 2012 through July 31, 2012.

Cash receipts are collected at the Patriot Coal Corporation entity, where the cash remains. Cash disbursements are also made from Patriot Coal Corporation; however, we allocated these disbursements based upon the entity for whom the payment was being made.

Cash disbursements and receipts related to intercompany transfers among Debtors are not included in this schedule.

Cash receipts and cash disbursements related to the Debtor-In-Possession financing have been excluded from cash receipts and cash disbursements above.

In re Patriot Coal Corporation	Form No.	MOR-1a
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	31-Jul-12

	Federal Tax I.D. #	20-5622045

Bank Account Information
(Amounts in thousands)

Legal Entity	Case Number	Bank Name / Address	Account Number	Bank Balance
PCX Enterprises, Inc.	12-12899	Capital One Bank, 404 Fifth Ave., 4th Floor, New York, NY 10018	3612	$98
Patriot Coal Corporation	12-12900	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	7867	9,488
Patriot Coal Corporation	12-12900	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	1665	-
Patriot Coal Corporation	12-12900	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	8796	233,000
Patriot Coal Corporation	12-12900	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	1872	-
Patriot Coal Corporation	12-12900	PNC Bank, 201 East Fifth Street, Cincinnati, OH 45202	0808	100
Patriot Coal Corporation	12-12900	PNC Bank, 201 East Fifth Street, Cincinnati, OH 45202	0744	2,000
Patriot Coal Corporation	12-12900	PNC Bank, 201 East Fifth Street, Cincinnati, OH 45202	0736	4,719
Patriot Coal Corporation	12-12900	The Private Bank and Trust, 1401 South Brentwood Blvd., Saint Louis, MO 63144	0847	-
Patriot Coal Corporation	12-12900	The Private Bank and Trust, 1401 South Brentwood Blvd., Saint Louis, MO 63144	9577	1
Patriot Coal Corporation	12-12900	Comerica Bank, 1717 Main Street, Dallas, TX 75201	0469	91
Patriot Coal Corporation	12-12900	Sovereign/Santander, One Aldwyn Center, Villanova, PA 19085	0078	61
Patriot Coal Corporation	12-12900	BB&T, 233 Wyndale Road, PO Box 1209, Abingdon, VA 24212	0285	-
Patriot Coal Corporation	12-12900	Old National Bank, PO Box 23, Henderson, KY 42419-0023	5798	13
Patriot Coal Corporation	12-12900	United National Bank (WV), 500 Virginia Street East, Charleston, WV 25301	9778	5
Patriot Coal Corporation	12-12900	Reich and Tang, 1411 Broadway, 28th Floor, New York, NY 10018	0688	-
Apogee Coal Company, LLC	12-12903	Logan Bank and Trust Company	3013	5
Appalachia Mine Services, LLC	12-12904	Premier Bank Boone Division, 300 State Street, Madison, WV 25130	9760	2
Catenary Coal Company, LLC	12-12913	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	6124	1
Dodge Hill Mining Company, LLC	12-12931	Old National Bank, PO Box 718, Evansville, IN 47705	4618	6
Eastern Associated Coal, LLC	12-12934	Boone County Bank, PO Box 7, Madison, WV 25130	2203	2
Eastern Associated Coal, LLC	12-12934	Clear Mountain Bank, PO Box 205, Bruceton Mills, WV 26525	3650	6
Emerald Processing, L.L.C.	12-12937	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	7076	6
Emerald Processing, L.L.C.	12-12937	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	4393	15
Heritage Coal Company LLC	12-12940	Old National Bank, PO Box 718, Evansville, IN 47705	9523	2
Heritage Coal Company LLC	12-12940	US Bank, EP-MN-WS3C, 60 Livingston Ave, 3rd Floor, St Paul, MN 55107	6000	-
Highland Mining Company, LLC	12-12941	Old National Bank, PO Box 718, Evansville, IN 47705	3346	1
Hobet Mining, LLC	12-12943	United Bank, 500 Virginia Street East, Charleston, WV 25301	5973	4
Kanawha Eagle Coal, LLC	12-12950	Whitesville State Bank, P.O. Box 68, Whitesville, WV 25209	9116	1
Kanawha Eagle Coal, LLC	12-12950	BB&T, 233 Wyndale Road, PO Box 1209, Abingdon, VA 24212	0365	-
Magnum Coal Company LLC	12-12957	Huntington Bank, 919 5th Ave., Huntington, WV 25701	8169	27
Midland Trail Energy LLC	12-12960	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	7457	8
Newtown Energy, Inc.	12-12964	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	7068	2
Newtown Energy, Inc.	12-12964	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	4628	8
Panther LLC	12-12967	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	0773	2
Panther LLC	12-12967	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	1670	5
Patriot Coal Company, L.P.	12-12968	Ohio Valley National Bank, PO Box 5, Henderson, KY 42420	9129	7
Pine Ridge Coal Company, LLC	12-12975	Whitesville State Bank, P.O. Box 68, Whitesville, WV 25209	6286	-
Robin Land Company, LLC	12-12982	Huntington Bank, 919 5th Ave., Huntington, WV 25701	1897	4

Notes to MOR-1a:

All amounts listed above are the bank balances as of month end. Copies of bank statements and cash disbursement journals were not included with the MOR, but will be made available upon request.

In re Patriot Coal Corporation	Form No.	MOR-2
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	31-Jul-12

	Federal Tax I.D. #	20-5622045

Statements of Operations
For the Month Ended July 31, 2012
(Amounts in thousands)

				Consolidated
	Debtor	Non-Debtor		Patriot Coal
	Entities	Entities	Eliminations	Corporation
Revenues
Sales	$133,616	$-	$-	$133,616
Other revenues	1,136	-	-	1,136
Total revenues	134,752	-	-	134,752

Cost and expenses
Operating costs and expenses	142,302	-	-	142,302
Depreciation, depletion and amortization	13,858	-	-	13,858
Asset retirement obligation expense	6,455	-	-	6,455
Restructuring and impairment charge	23	-	-	23
Selling and administrative expenses	4,519	-	-	4,519
Net gain on disposal or exchange of assets	(140)	-	-	(140)
Income from equity affiliates	-	(288)		(288)
Income from non-debtor entities	(288)	-	288	-

Operating profit (loss)	(31,977)	288	(288)	(31,977)

Interest expense and other	4,714	-	-	4,714
DIP Financing Fees	41,766	-	-	41,766
Interest income	(4)	-	-	(4)

Net Income (loss) before reorganization items and income taxes	(78,453)	288	(288)	(78,453)
Reorganization items, net (1)	57,162	-	-	57,162

Income (loss) before income taxes	(135,615)	288	(288)	(135,615)
Income tax provision	-	-	-	-

Net Income (loss)	$(135,615)	$288	$(288)	$(135,615)

Notes to MOR-2:
(1) The Company’s reorganization items for the month ended July 31, 2012 consisted of the following:

Losses from adjusting debt from carrying amount to
amount of allowed claim	$27,021
Provision for rejected executory contracts and leases	21,876
Professional fees	8,265
	$57,162

Professional fees are only those that are directly related to the reorganization and include fees associated with advisors to the Debtors, the statutory committee of unsecured creditors and certain secured creditors.

In re Patriot Coal Corporation	Form No.	MOR-3
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	31-Jul-12

	Federal Tax I.D. #	20-5622045

Balance Sheets
July 31, 2012
(Amounts in thousands)

				Consolidated
	Debtor	Non-Debtor		Patriot Coal
	Entities	Entities	Eliminations	Corporation
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$250,907	$-	$-	$250,907
Accounts receivable and other, net of allowance	126,478	-	-	126,478
Inventories	133,091	-	-	133,091
Prepaid expenses and other current assets	29,155	-	-	29,155
Total current assets	539,631	-	-	539,631
Property, plant, equipment, and amortization, net
Land and coal interests	2,931,640	-	-	2,931,640
Buildings and improvements	528,272	-	-	528,272
Machinery and equipment	783,870	-	-	783,870
Less accumulated depreciation, depletion and amortization	(1,072,017)	-	-	(1,072,017)
Property, plant, equipment and mine development, net	3,171,765	-	-	3,171,765
Investments and other assets	37,827	26,528	-	64,355
Investments in non-debtor entities	21,802	-	(21,802)	-
Intercompany receivable (payable)	4,726	(4,726)	-	-
Total Assets	$3,775,751	$21,802	$(21,802)	$3,775,751

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$234,145	$-	$-	$234,145
Current portion of debt	443	-	-	443
Total Current liabilities	234,588	-	-	234,588

Long-term debt, less current maturities	251,941	-	-	251,941
Asset retirement obligation	739,276	-	-	739,276
Workers' compensation obligations	236,963	-	-	236,963
Obligation to industry fund	33,458	-	-	33,458
Other noncurrent liabilities	23,546	-	-	23,546
Total Liabilities not subject to compromise	1,519,772	-	-	1,519,772

Liabilities subject to compromise (1)	2,196,134	-	-	2,196,134
Total Liabilities	3,715,906	-	-	3,715,906

Shareholders' Equity	59,845	21,802	(21,802)	59,845
Total Liabilities and Stockholders' Equity	$3,775,751	$21,802	$(21,802)	$3,775,751

In re Patriot Coal Corporation	Form No.	MOR-3
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	31-Jul-12

	Federal Tax I.D. #	20-5622045

Balance Sheets
July 31, 2012
(Amounts in thousands)

Notes to MOR-3:

(1) Liabilities subject to compromise represent unsecured obligations that will be accounted for under a plan of reorganization.  Generally, actions to enforce or otherwise affect payment of pre-petition liabilities are stayed.  Accounting Standards Codification (ASC) 852 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts.  These liabilities represent the amounts expected to be allowed on known or potential claims to be resolved through the Chapter 11 process, and remain subject to future adjustments arising from negotiated settlements, actions of the Bankruptcy Court, rejection of executory contracts and unexpired leases, the determination as to the value of collateral securing the claims, proofs of claim, and other events.  Liabilities subject to compromise also include certain items that may be assumed under the plan of reorganization, and as such, may be subsequently reclassified to liabilities not subject to compromise.

The Bankruptcy Court has approved payment of certain pre-petition obligations, including employee wages, salaries and benefits, and the payment of vendors and other providers in the ordinary course for goods and services received after the filing of the Chapter 11 petitions and other business related payments necessary to maintain the operations of the Debtors' businesses.  Obligations associated with these matters are not classified as liabilities subject to compromise.

With the approval of the Bankruptcy Court, the Debtors have rejected certain pre-petition executory contracts and unexpired leases with respect to the Debtors' operations and may reject additional ones in the future.  Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and are classified as liabilities subject to compromise.  Holders of pre-petition claims are required to file proofs of claims by the “bar date,” which will be established later with approval of the Bankruptcy Court.  A bar date is the date by which certain claims against the Debtors must be filed if the claimants wish to receive any distribution in the Chapter 11 Cases.  Once a bar date is established, creditors will be notified of the bar date and the requirements to file a proof of claim with the Bankruptcy Court. Differences between liability amounts estimated by the Debtors and claims filed by creditors will be investigated and, if necessary, the Bankruptcy Court will make a final determination as to the amount of the allowable claim.  The determination of how liabilities will ultimately be treated cannot be made until the Bankruptcy Court approves a plan of reorganization.  The Debtors will continue to evaluate these liabilities throughout the Chapter 11 Cases and adjust amounts as necessary.  Such adjustments may be material.  In light of the expected number of creditors, the claims resolutions process may take considerable time to complete.  Accordingly, the ultimate amount or treatment of such liabilities is not determinable at this time.

Liabilities subject to compromise at July 31, 2012 consisted of the following:
Postretirement benefit obligations	$1,466,197
Unsecured debt	458,605
Interest payable	4,733
Accounts payable and accruals	123,261
Sales-related liabilities	68,327
Rejected executory contracts and leases	28,846
Employee claims	14,434
Other	31,731
$2,196,134

Other primarily includes liabilities subject to compromise related to accrued royalty payments, other operations-related accruals, litigation reserves and subsidence liabilities.

In re Patriot Coal Corporation	Form No.	MOR-4
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	31-Jul-12

	Federal Tax I.D. #	20-5622045

Status of Post-Petition Taxes
(Amounts in thousands)

Amount Paid
Payroll Taxes	$9,914
Real and Personal Property	41
Sales and Use	104
Production Taxes	2,687
Income / franchise taxes	-
Other	39
Total Taxes Paid	$12,785

Notes to MOR-4
Tax payments may include certain pre-petition payments that were authorized through motions subsequently approved by the Bankruptcy Court.

Declaration Regarding the Status of Post-Petition Taxes

To the best of my knowledge, the Debtors have filed all necessary federal, state, and local tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.

/s/ RICHARD C. HOFFMAN	August 30, 2012
Signature of Authorized Individual	Date

Richard C. Hoffman
Printed Name of Authorized Individual

Director, Tax
Title

In re Patriot Coal Corporation	Form No.	MOR-6
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	31-Jul-12

	Federal Tax I.D. #	20-5622045

Schedule of Payments to Professionals
For the Period Ended July 31, 2012
(Amounts in thousands)

		Amount Paid
Professional	Role	July 10-31, 2012	Cumulative

GCG, Inc	Administrative Agent	$23	$23

Notes to MOR-6:

Professional fees do not include payments to professionals or consultants that are paid in the ordinary course of business.

In re Patriot Coal Corporation	Form No.	MOR-7
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	31-Jul-12

	Federal Tax I.D. #	20-5622045

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Explanation
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		√
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		√
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		√
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		√
5	Is the Debtor delinquent in paying any insurance premium payment?		√
6	Have any payments been made on pre-petition liabilities this reporting period?	√		Only per motions approved by the court
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	√		Normal course of business
8	Are any post petition payroll taxes past due?		√
9	Are any post petition State or Federal income taxes past due?		√
10	Are any post petition real estate taxes past due?		√
11	Are any other post petition taxes past due?		√
12	Have any pre-petition taxes been paid during this reporting period?	√		Only per motions approved by the court
13	Are any amounts owed to post petition creditors delinquent?		√
14	Are any wage payments past due?		√
15	Have any post petition loans been received by the Debtor from any party?	√		DIP financing
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		√
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		√
18	Have the owners or shareholders received any compensation outside of the normal course of business?		√